SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    June 19, 2001
                                                --------------------------------

                               Netro Corporation
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                       (Exact name of Registrant as Specified in Charter)

           Delaware                     000-26963                 77-0395029
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 (State or Other Jurisdiction   (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)

3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                              95134
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (408) 216-1500
                                                  ------------------------------
                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On June 19, 2001, the Registrant completed the change of its state of incorporation from California to Delaware through a merger ("Merger") of Netro Corporation, a California corporation ("Netro California"), with and into a newly-formed subsidiary Netro Delaware Corporation, a Delaware corporation ("Netro Delaware").

     Netro Delaware was the surviving corporation in the Merger. The Merger was effected pursuant to the Agreement and Plan of Merger dated June 19, 2001, by and between Netro California and Netro Delaware (the "Merger Agreement"), which Merger Agreement was duly approved by the stockholders of Netro California at their 2001 annual meeting. Simultaneously with the Merger, Netro Delaware's certificate of incorporation was amended to change its name to Netro Corporation.

     In connection with the Merger and pursuant to the Merger Agreement, each outstanding share of Netro California's common stock, par value $.001 per share, was automatically converted into one share of Netro Delaware common stock, par value $.001 per share ("Delaware Common Stock"), with the result that Netro Delaware, under its changed name of Netro Corporation, is now the publicly held corporation and Netro California has been merged out of existence by operation of law. The stockholders of Netro California immediately prior to the Merger are the stockholders of Netro Delaware immediately after the Merger. Netro Delaware's common stock will continue to trade on the NASDAQ National Market under the symbol "NTRO", the same trading symbol under which Netro California's common stock traded.

     The conversion of shares of Netro California common stock into Delaware Common Stock in the Merger occurred without the physical exchange of certificates. Accordingly, certificates formerly representing shares of Netro California common stock are deemed to represent shares of Delaware Common Stock until any such certificates are submitted to Netro Delaware's transfer agent for transfer.

     The shares of Delaware Common Stock are deemed to be registered under
Section 12(g) of the Securities Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

Item 7.  Financial Statements and Exhibits

Exhibit No.  Description

   2.1 Agreement and Plan of Merger dated as of June 19, 2001 of Netro Delaware Corporation, a Delaware Corporation, and Netro Corporation, a California corporation.


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   3.1       Amended and Restated Certificate of Incorporation of Netro
             Corporation.

   3.2       Bylaws of Netro Corporation.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 3, 2001                               By: /s/ Sanjay Khare
                                                     ---------------------------
                                                     Sanjay Khare
                                                     Vice President and Chief
                                                     Financial Officer


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